Exhibit 99.1

Rockville

FINANCIAL, INC.

Transition • Values • Success

NASDAQ Global Select Market RCKB

Investor Update

December 7, 2011

Forward Looking Statements

This Presentation contains forward-looking statements that are within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of our management and are subject to significant risks and uncertainties. These risks and uncertainties could cause our results to differ materially from those set forth in such forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. Words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “estimates,” “targeted” and similar expressions, and future or conditional verbs, such as “will,” “would,” “should,” “could” or “may” are intended to identify forward-looking statements but are not the only means to identify these statements. Forward-looking statements involve risks and uncertainties. Actual conditions, events or results may differ materially from those contemplated by a forward-looking statement. Factors that could cause this difference — many of which are beyond our control — include without limitation the following: Any forward-looking statements made by or on behalf of us in this Presentation speak only as of the date of this Presentation. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should; however, consult any further disclosures of a forward-looking nature we may make in future filings.

With regard to presentations related to recently converted second step conversions, the peer companies include: PBNY, BRKL, OCFC, ESBF, UBNK, WFD, ESSA, BFED, NHTB, HIFS, HARL, and THRD. The data presented in this presentation relating to the peer companies is based on the calendar year. Data for peers is sourced from SNL Financial LLC.

2

Table of Contents

Page

Why Rockville Financial 5

Infrastructure Investment 6

Recent Strategic Initiatives 10

Strategic Priorities 11

Financial Performance 14

Loans 18

Deposits 23

Asset Quality 29

Institutional Ownership 31

Appendix—Peer Analysis 33

3

Corporate Contacts

William H. W. Crawford, IV

President & Chief Executive Officer

Marino J. Santarelli

Executive Vice President, Chief Operating Officer

Scott C. Bechtle

Executive Vice President, Chief Risk Officer

John T. Lund

Executive Vice President, Chief Financial Officer & Treasurer

Mark A. Kucia

Executive Vice President, Commercial Banking Executive

Investor Information: Marliese L. Shaw

Vice President, Investor Relations Officer

860-291-3622 or mshaw@rockvillebank.com

4

Why Rockville Financial

• Building on a strong historical foundation

• Strong asset quality

• Strong capital position

• Recruiting top talent

• Study our Q3 2011 performance to peers

• Effective capital management strategy

• Stock price/TBV trading below peers

5

Infrastructure Investment

Preparing for Prudent Growth Opportunities

As the Company prepares to prudently leverage capital and accelerate growth, while also positioning for the evolving regulatory environment, staff additions have been implemented in the areas of Risk Management, Compliance, Information Technology, Commercial Banking, Cash Management, Retail Banking and Treasury. Rockville Financial, Inc. additionally announced in July that Marino Santarelli joined the Company as its Chief Operating Officer. All of these staff additions were achieved without the assistance of an executive recruitment firm.

6
6

Infrastructure Investment

Recruited Experienced Management Team

Years in

Name Title Industry Prior Experience

William H. W. President and Chief Executive 23 Wells Fargo Bank, Wachovia Bank

Crawford, IV Officer and SouthTrust Bank

Marino J. Santarelli Executive Vice President, Chief 38 Wells Fargo Bank, Wachovia Bank

Operating Officer and United Penn Bank

Scott C. Bechtle Executive Vice President, Chief 29 Florida Shores Bank, SouthTrust

Risk Officer Bank and Bank of America (fka

Barnett Banks)

John T. Lund Executive Vice President, Chief 18 FDIC Examiner, Capital Markets

Financial Officer Specialist

Mark A. Kucia Executive Vice President, 24 Liberty Bank, Mechanics Bank,

Commercial Banking BayBank, National Westminster PLC

Steve Koniecki Senior Vice President, 30 Space Coast Credit Union, West

Information Technology and Bank

Operations Officer

Tammy Howe Vice President, Operations 10 Chicopee Savings Bank, West Bank

Officer

Eric Newell Vice President, Treasury 8 Alliance Bernstein, Fitch Ratings, and

Officer FDIC. CFA designation

Gina Esposito Vice President, Branch 27 NewAlliance Bank

Administration Officer

7

Infrastructure Investment

Risk Management

The Company strengthened Risk Management with the following new positions:

Name Title Years in Prior Experience

Industry

Jay Peters Vice President, BSA/AML, 36 NewAlliance Bank, Webster Bank,

Red Flags Officer Bank of Southern Connecticut, Dime

Savings Bank

Beth Donna Vice President, Internal 17 NewAlliance Bank, Dime Savings

Audit Manager, Enterprise Bank

Risk Management

Christine Keeney Vice President, Information 20 NewAlliance Bank, Savings Bank of

Security Officer Manchester

Deborah Gabinelle Vice President, Senior 25 Webster Bank, Fleet Bank, Federal

Credit Risk Officer Reserve Bank of New York

Nathan Kelley Vice President, Credit Risk 9 NewAlliance Bank, FirstFed America

Officer Bankcorp

8

Infrastructure Investment

Commercial Banking Expansion

Name Title Years in Prior Experience

Industry

Stephen Villecco Senior Vice President, Regional 23 Headed up NewAlliance Bank’s $0.5 billion

Commercial Banking Officer Commercial and Industrial department since

1998

Thomas Reid Senior Vice President, 36 Headed up NewAlliance Bank’s $1.2 billion

Commercial Banking Officer Commercial Real Estate department since

2003

Matt Proto Vice President, Senior 15 Bank of Southern Connecticut and

Commercial Banking Officer NewAlliance Bank

Raymond Kostka Vice President, Commercial 32 NewAlliance Bank

Banking Officer

Robert Landfear Vice President, Commercial 17 NewAlliance Bank

Banking Officer

Michael Kelleher Vice President, Commercial 34 NewAlliance Bank

Banking Officer

Joseph Tartaglia Vice President, Senior Cash 20 First Vice President, Cash Management

Management Officer Sales Manager NewAlliance Bank

Kristine Carlson-Koehler Assistant Vice President, Cash 24 NewAlliance Bank, Tolland Bank

Management Officer

Recent Strategic Initiatives

Positioning the Company for prudent future growth

• Recruited Chief Operating Officer and Chief Risk Officer

• Significantly enhanced risk management, IT/Operations, finance and retail delivery departments as the Company prepares to leverage capital

• Recruited NewAlliance Bank’s heads of C&I lending, Commercial Real Estate lending and Cash Management/Treasury services along with five commercial relationship managers doubling Rockville’s customer facing commercial banking staff.

• Received regulatory approval and opened New Haven County Commercial Banking Office.

• Balance sheet restructure: Liquidated $14.5 million (materially all) available for sale equity securities in June, realizing a pre-tax gain of $6.2 million and removing significant risk of market volatility from the balance sheet. Extinguished $122.2 million of FHLB debt in June with a 4.17% weighted average cost, eliminating approximately $5.4 million in annualized pre-tax interest expense. After the restructure, the Company had $51 million of remaining FHLB debt maturing in Q3 and Q4 2011 with a 3.75% weighted average cost .

• Retail organization focused on growing core deposits and reducing cost 10 of funds.

Strategic Priorities

Soundness

Complete comprehensive enterprise wide 5-year Strategic Plan with Board of Directors in Ql 2012

Continue managing asset/liability7 and liquidity risk

Continue focus on superior customer service, risk management, asset quality and being regulatory7 best practice

Continue to become the employer of choice to obtain and retain the best talent in Connecticut and to serve our communities

Profitability

Enterprise wide NIE efficiency exercise, lead by project team. i

NIE/Average Assets ratio 2.44 at 9/30/11, among the best of peers

Review branch network efficiency, de novo branch strategy, and retail delivery/residential mortgage model per strategic planning

Achieve optimal balance between core deposit growth and total funding cost by driving more commercial DDA, municipal deposits and low cost core deposits versus higher cost CDs

Increase Net Interest Margin

Growth

Expand market share via organic growth in Tolland, Hartford, New London and New Haven counties

Execute on current commercial banking opportunity7 created by large in-market merger while maintaining discipline on loan pricing and asset quality7 diligence

Strategic Priorities continued

Acquisitions

Management has a disciplined approach to protecting tangible book value, enhancing franchise value and on the effective use of excess capital. At this time, Management believes quality organic growth, share repurchases once conversion restriction is eliminated, and dividend strategy are a more effective path for total shareholder return.

Capital Management

The Company is overcapitalized with a 25.80% total risk l based capital ratio as of September 30, 2011

Stock buybacks will become available as an option at the end of Ql 2012 per State of Connecticut Department of Banking mutual conversion banking regulations

The Company has paid dividends for 22 consecutive quarters, most recent a 15% increase to $0,075 per share

At September 30, 2011 closing price was $9.48, tangible book value was $11.32, price to tangible book value was 84%

The Company is focused on effective and efficient use of excess capital

Strategic Priorities continued

Employee Engagement

Expansion of the management team was accomplished without recruitment fees, except for the CEO

New management team members were added by personal invitation from the CEO or executive management— We know them.They know us. They know our market

Customer Experience

Long term focus on superior customer service

For the seventh consecutive year, readers of “The North Central News” (Conn.) have voted Rockville Bank as the area’s “Best Financial Institution”. Rockville Bank has received this recognition from the readers every year since the paper’s annual Best of readers’ poll was established in 2005.

Community Leadership

$5.0 million contribution to the Rockville Bank Foundation in Ql 2011 in association with the conversion to a fully public company

The Bank and the Foundation support 343 organizations through donations and employee volunteerism

Solid Performance Q3 2011

First Quarter of New Management and Absent of One-Time Events

Efficiency Ratio vs Peers:

63.5 63.0

63.0

62.5

(%)

62.0

Ratio 61.5

61.0

60.5

Efficiency 60.5

60.0

59.5

59.0

RCKB Peer Median

Net Interest Margin vs Peers:

3.7 3.7

3.6

(%) Margin 3.5

3.4

3.3

Interest 3.3 Net

3.2

3.1

RCKB Peer Median

Return on Average Assets vs

Peers:

1.0 0.9

0.9

0.8

0.7

0.7

(%) 0.6

0.5

ROAA 0.4

0.3

0.2

0.1

0.0

RCKB Peer Median

YoY Loan Growth vs. Peers:

4.5

4.1

4.0

(%) 3.5

3.0

Growth 2.5

2.0

Loan 1.4 YoY 1.5

1.0

0.5

0.0

RCKB Peer Median

Note: Data as of 9/30/11

Total Assets

• Despite a difficult operating environment, we were able to grow assets at a CAGR of 7.7% through a disciplined growth strategy.

7.7% GR=

2,000,000 CA

1,750,179 1,571,134 1,678,073 1,600,000 1,533,073 1,327,012 1,232,836 1,200,000

800,000

400,000

0

2006Y 2007Y 2008Y 2009Y 2010Y 2011Q3

Total Assets ($000)

Capital Ratios

• The Company continues to be well capitalized. At September 30, 2011, our core capital ratio was 18.60% of total adjusted tangible assets

• In addition, our Tier 1 Capital to Risk-Weighted Assets and Total Capital to Risk-Weighted Assets were

24.60% and 25.80%, respectively.

30.00%

24.60% 25.80%

25.00%

20.00% 18.60%

15.00%

10.00% 8.00%

5.00% 4.00% 4.00%

0.00%

Tier 1 Leverage Tier 1 Risk-based Total Risk-based

Rockville Financial, Inc. Requirement

Dividend History

Historical Dividend

1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11

Loan Growth

5	Year Organic Growth History, CAGR = 6.9%

Loans Annualized

Receivable, net % Change

Date (in thousands) From Prior Year

9/30/11 1,445,492 3%

12/31/10 1,410,498 4%

12/31/09 1,361,019 5%

12/31/08 1,291,791 16%

12/31/07 1,116,327 8%

12/31/06 1,033,355 20%

Loan Composition

Yield on loans Q3-2011: 4.93%

12/31/2010 9/30/2011

(in thousands)

Real estate loans

Residential 719,925 706,473

Commercial 489,511 562,604

Construction 78,627 55,264

Commercial business loans 130,303 131,740

Installment and collateral loans 5,921 4,562

Total loans 1,424,287 1,460,643

Net deferred loan costs and premiums 523 376

Allowance for loan losses (14,312) (15,527)

Loans, net 1,410,498 1,445,492

Loan Mix – 3 Year Comparison

9/30/2008

Installment and

Commercial collateral loans

business loans 0.8%

8.1%

Construction

7.8%

Commercial

25.4% Residential

57.8%

Yield on Loans: 5.63%

9/30/2011

Commercial Installment and business loans collateral loans

9.0% 0.3% Construction

3.8%

Residential

48.4%

Commercial

38.5%

Yield on Loans: 4.93%

Loan Portfolio RCKB % Of RCKB % Of CAGR

($mm) 9/30/2008 Total 9/30/2011 Total ‘08—‘11

Real estate loans:

Residential $ 729.0 57.8% $ 706.5 48.4% -1.0%

Commercial 320.3 25.4% 562.6 38.5% 20.7%

Construction 98.9 7.8% 55.3 3.8% -17.6%

Commercial business loans 102.3 8.1% 131.7 9.0% 8.8%

Installment and collateral loans 10.2 0.8% 4.5 0.3% -23.8%

Total Loans $ 1,260.6 100.0% $ 1,460.6 100.0% 5.0%

CRE & Commercial business loans $ 422.6 33.5% $ 694.3 47.5% 18.0%

Commercial Real Estate (Q3 2011)

Type of Commercial Real Estate Loan

Other

Land 11.3% Regional CRE

2.2% Program

40.0% Multi-Family

7.4%

Retail

15.1%

Office

10.8%

Industrial Owner Occupied

5.7% 7.5%

(Dollars in thousands)

Type of Commercial Real Estate Loan

Regional CRE Program $ 224,991

Owner Occupied 42,221

Industrial 32,027

Office 60,737

Retail 85,126

Multi-Family 41,507

Land 12,193

Other 63,802

Total Commercial Real Estate Loans $ 562,604

Geographic Region

South New Jersey New England* / Pennsylvania 7.9% North / Central 3.6% New Jersey

9.3% Metropolitan New York

1.0%

West / Upstate New York

18.9%

Connecticut

59.2%

Type of Commercial Real Estate Loan

Connecticut $ 332,875

West / Upstate New York 106,593

Metropolitan New York 5,684

North / Central New Jersey 52,598

South New Jersey / Pennsylvania 20,148

New England* 44,706

Total Commercial Real Estate Loans $ 562,604

Note: Data for quarter ended 9/30/11

*	Not including Connecticut

Regional Commercial Real Estate Data

Data as of September 30, 2011

• Approximately $225 million outstanding – 32 loans

• Average loan size $7.0 million

• Average LTV: 64%

• Average debt service coverage ratio: 1.69x

• Weighted average yield: 5.42%

• All loans are paying as agreed

CRE and Commercial business loan 3 Year CAGR = 18.0%

Note: Approximately $720 million of commercial and construction loans serviced by 7 commercial bankers prior to the commercial banking team expansion in Q3 2011 ($102 million per banker)

22

Deposit Growth

5	Year Organic Growth History, CAGR = 8.0%

Total Annualized

Deposits % Change

Date (in thousands) From Prior Year

9/30/11 1,297,563 9%

12/31/10 1,219,260 8%

12/31/09 1,129,108 8%

12/31/08 1,042,508 10%

12/31/07 951,038 8%

12/31/06 884,511 16%

Deposit Composition

Deposit Portfolio

Cost of total interest-bearing deposits Q3-2011: 1.03%, a decline of 13bps from 1.16% in 2010

Rockville Financial

9/30/11 12/31/10 Change

Demand and NOW 309,733 286,061 8%

Regular savings 179,644 162,090 11%

Money market savings 250,947 227,007 11%

Club accounts 1,208 272 344%

Time deposits 556,031 543,830 2%

Total deposits 1,297,563 1,219,260 6%

Deposit Mix – 3 Year Comparison

9/30/2008

Demand and Time deposits NOW

49.6% 20.0%

Regular savings

& Club

12.4%

Money market savings

18.0%

Cost of Deposits: 2.57%

9/30/2011

Demand and

Time deposits NOW

42.9% 23.9%

Regular savings

& Club

13.9%

Money market

savings

19.3%

Cost of Deposits: 1.03%

Deposit Portfolio RCKB % Of RCKB % Of CAGR

($mm) 9/30/2008 Total 9/30/2011 Total ‘08—‘11

Demand and NOW $ 199.2 20.0% $ 309.7 23.9% 15.9%

Regular savings & Club 123.9 12.4% 180.8 13.9% 13.4%

Money market savings 179.0 18.0% 250.9 19.3% 11.9%

Time deposits 493.4 49.6% 556.0 42.9% 4.1%

Total Deposits $ 995.5 100.0% $ 1,297.6 100.0% 9.2%

Double digit growth in all core deposit products

Reducing Cost of Funds ~ Growing Core Deposits

Note: Cost of deposits represents the cost of interest-bearing deposits

RCKB vs SNL Thrift Peer Weighted Average

Year over Year Deposit Growth

Strong Branch Franchise

RCKB’s

2011 2010-2011 Market

Deposits Growth Position

Address City ($000) Rate(%) in Town

1	Rt 83 & Pitkin St Vernon 154,240 18.38 1
2	341 Broad St Manchester 137,073 21.83 2
3	1645 Ellington Rd South Windsor 133,788 19.27 1
4	25 Park St Vernon Rockville 96,165 2.97 2
5	12 Main St Ellington 86,645 9.24 1
6	20 Hyde Ave Vernon 84,968 6.65 1
7	612 Main St Somers 75,331 6.12 1
8	869 Sullivan Ave South Windsor 73,523 7.37 1

9 231 Hazard Ave Enfield 70,074 14.32 2

10 1009 Hebron Ave Glastonbury 59,507 37.30 7

11 6 Fieldstone Cmns Tolland 55,330 34.81 2

12 1671 Boston Tpke Coventry 54,942 29.63 2

13 234 Tolland Tpke Manchester 51,894 0.37 2

14 275 Mountain Rd Suffield 46,233 13.16 3

15 902 Main St South Glastonbury 45,788 96.41 1

16 99 Linwood Ave Colchester 31,124 45.52 5

17 65 Palomba Dr Enfield 25,618 9.08 2

18 768 N Main St Manchester 24,456 28.68 2

19 660 Enfield St Enfield 22,667 46.21 2

20 39 Prospect Hill Rd East Windsor 20,003 51.78 4

21 67 Prospect Hill Rd East Windsor 17,808 19.36 4

21.5* 161 Nevers Rd South Windsor 62 1,450.00 1

*	Branch in High School

Deposit Market Share

Deposit Growth Potential

Deposit Market Share Summary for Connecticut

2011 2010 Institution (ST) 2011 2011 2011

Rank Rank Number of Total Total

Branches Deposits in Market

Market Share

$0 ( % )

1	1 Bank of America Corp. (NC ) 167 24,269,869 24.34
2	2 Webster Financial Corp. (CT) 126 11,595,963 11.63
3	3 People‘s United Financial Inc. (CT) 167 10,109,215 10.14
4	4 Wells Fargo & Co. (CA) 75 8,011,347 8.04
5	5 Toronto-Dominion Bank 80 5,456,330 5.47
6	6 First Niagara Finl Group (NY) 78 4,907,602 4.92
7	7 JP Morgan Chase & Co. (NY) 51 4,046,297 4.06
8	1 0 Citigroup Inc. (NY) 20 2,828,454 2.84

9 8 L ib e rty B a n k (C T) 4 3 2 ,7 0 8 ,8 7 6 2 .7 2

1	0 9 R B S 5 1 2 ,4 7 4 ,5 5 4 2 .4 8
1	1 1 1 S a n ta n d e r 3 2 1 ,7 6 2 ,1 2 2 1 .7 7
1	2 1 2 U n io n S a vin g s B a n k (C T) 2 9 1 ,5 6 5 ,2 3 7 1 .5 7
1	3 1 6 F irs t C o n n e c t ic u t B a n c o rp (C T) 1 9 1 ,3 6 8 ,3 8 1 1 .3 7
1	4 1 4 R o c k ville F in a n c ia l In c . (C T) 2 2 1 ,3 6 7 ,2 3 9 1 .3 7
1	5 1 5 H u d s o n C it y B a n c o rp In c . (N J) 9 1 ,2 9 2 ,7 9 2 1 .3 0

Total For Institutions In Market 1,299 99,694,414

Note: Market Share is for U.S. Territories only and non—retail branches are not included.

Loan Quality and Reserve Levels

Rockville Financial

9/30/11 12/31/10

Non-performing loans/total loans 0.95% 0.87%

Non-performing assets/total assets 0.81% 0.80%

Allowance for loan losses/total loans 1.06% 1.00%

Allowance for loan losses/non-performing loans 111.43% 115.79%

Solid Asset Quality Despite Tough Environment

Compares Favorably to Peers

Loan Loss Reserves / Loans vs Peers:

1.24 1.30

1.3

(%) 1.06

1.1 0.94 0.94 0.96 1.00

Loans 0.91

0.9

/

0.93

0.7 0.83 0.84 0.86

Reserves 0.5

2006Y 2007Y 2008Y 2009Y 2010Y 2011 YTD

RCKB Peer Group Median

NCOs / Avg. Loans vs Peers:

0.3 0.23

0.18 0.18 (%) 0.2

0.16

Loans 0.2 0.11 0.17

. 0.1 0.06 0.07 Avg 0.04 0.04

/ 0.1 0.05

0.00 NCOs 0.0

2006Y 2007Y RCKB 2008Y 2009YPeer Group Median 2010Y 2011 YTD

Non-Performing Loans / Total Loans vs Peers:

1.3

1.1

1.0 0.9 0.9 1.0

0.8

Note: YTD through 2011Q3, or MRQ if 2011Q3 information unavailable

Institutional Ownership

Significant increase year to date

45.00%

40.00%

35.00%

30.00%

25.00%

20.00%

15.00%

10.00%

5.00%

0.00%

Institutional Ownership

The institutions that held market values of greater than $5 million in the Company’s stock as of September 30, 2011, and that have attributed to the substantial increase in shares institutionally held are as follows:

Holder Name Position Q3 2011 Pos change $ Market Value September 30, 2011 % Outstanding

Wellington Management 2,870,873 54,332 27,215,876 9.73

BlackRock Fund Advisors 1,444,340 55,409 13,692,343 4.90

The Vanguard Group 1,155,332 78,591 10,952,547 3.92

Keeley Asset Management 926,600 140,400 8,784,168 3.14

Brandywine Global Invest 785,102 11,552 7,442,767 2.66

Sandler O’Neill Asset Management 656,600 96,300 6,224,568 2.23

Gruss Asset Management 593,000 0 5,621,640 2.01

Source: NASDAQ.com

APPENDIX

Non-Interest Expense to Average Assets Peer Comparison

NIE / Average Assets (Quarterly) ?Peers

9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010

Fairfield County Bank CT 3.80 3.79 3.60 4.28 3.75

Newtown Savings Bank CT 3.45 3.20 3.23 3.46 3.14

Naugatuck Savings Bank CT 3.42 3.31 3.50 3.44 3.27

SI Financial Group, Inc (SIFI) CT 3.40 3.54 3.49 3.36 3.44

SBT Bancorp, Inc (SBIB) CT 3.13 3.32 3.42 3.36 3.52

People’s United Financial, Inc (PBCT) CT 3.10 3.23 3.24 3.35 3.30

First County Bank CT 3.08 2.93 3.01 3.03 2.89

Naugatuck Valley Financial Corp (NVSL) CT 3.06 2.68 3.00 2.67 2.56

Dime Bank CT 2.92 3.01 3.22 2.95 2.73

Union Savings Bank CT 2.88 2.92 3.03 2.69 2.86

Farmington Bank CT 2.81 3.43 3.21 3.23 2.59

United Financial Bancorp, Inc. (UBNK) MA 2.74 2.85 2.77 2.76 2.73

Liberty Bank CT 2.71 2.72 2.78 2.56 2.78

Webster Financial Corporation (WBS) CT 2.70 2.80 2.85 2.78 2.85

Rockville Financial Inc (RCKB) CT 2.44 2.53 2.37 2.64 2.46

New England Bank CT 2.43 2.62 2.74 2.42 2.63

First Niagara Financial Group (FNFG) NY 2.30 2.29 2.61 2.54 2.56

Source: SNL Financial; FDIC Call Reports

Efficiency Peer Comparison

Efficiency Ratio (Quarterly) ?Peers

9/30/2011 6/30/2011 3/31/2011 12/31/2010 9/30/2010 NII %Ch QoQ

First County Bank CT 89.55 85.68 85.96 82.83 83.28 1.4%

SBT Bancorp, Inc (SBIB) CT 88.13 92.38 92.69 81.17 80.71 0.1%

Farmington Bank CT 87.80 97.61 88.13 85.95 73.63 ?1.6%

SI Financial Group, Inc (SIFI) CT 87.36 88.73 90.98 82.12 85.15 ?0.2%

Newtown Savings Bank CT 86.50 81.94 80.83 76.16 79.10 0.0%

Union Savings Bank CT 79.13 75.61 84.65 74.57 79.94 ?9.1%

Naugatuck Savings Bank CT 78.64 79.06 82.50 79.44 73.81 2.1%

Fairfield County Bank CT 72.30 79.62 72.22 91.91 82.24 ?0.5%

United Financial Bancorp, Inc. (UBNK) MA 69.39 72.85 73.23 70.11 67.64 0.1%

New England Bank CT 68.25 74.76 78.37 70.38 70.50 1.5%

Liberty Bank CT 66.91 67.71 71.83 63.85 71.94 2.1%

Naugatuck Valley Financial Corp (NVSL) CT 66.14 69.93 83.45 66.45 67.96 9.4%

People’s United Financial, Inc (PBCT) CT 65.23 67.36 67.74 74.20 74.24 8.5%

Webster Financial Corporation (WBS) CT 65.00 67.71 70.80 67.44 69.76 0.2%

Rockville Financial Inc (RCKB) CT 60.54 76.64 72.13 68.27 60.60 11.6%

First Niagara Financial Group (FNFG) NY 58.71 57.21 61.31 60.20 62.00 2.2%

Dime Bank CT 55.28 77.35 80.52 74.96 69.82 0.1%

Rockville Financial is a significant outlier in terms of net interest income growth from 2Q11 to 3Q11

Peer Comparison(1)

General Information: Profitability: Balance Sheet: Asset Quality: Pricing Info: Dividends:

Total Adj 11/2/2011 Price / Current

Oper. Oper. Eff. TCE / Capital Loans / LLR / Texas NPAs / Market Stock Tang. Div. Annual

Assets ROA ROE NIM Ratio TA Ratio Deposits Loans Ratio Assets Cap Price Book Yield Div.

Institution Ticker Headquarters ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) ($) (X) (%) ($)

Rockville Financial, Inc. RCKB Vernon Rockville, CT 1,750 0.23 1.39 3.29 87.10 19.11 25.80 112.76 1.06 3.98 0.81 295 9.98 0.88 2.61 0.26

Peer Group:

Provident New York Bancorp PBNY Montebello, NY 3,137 0.63 5.90 3.13 59.61 8.94 13.76 74.37 1.93 3.36 0.28 87 13.80 0.76 1.45 0.20

Brookline Bancorp, Inc. (2) BRKL Brookline, MA 3,115 1.00 5.94 3.72 48.96 14.66 17.88 119.91 1.19 0.00 0.00 471 7.97 1.05 4.27 0.34

OceanFirst Financial Corp. OCFC Toms River, NJ 2,282 0.87 9.68 2.68 55.73 9.46 15.67 95.63 1.42 6.44 0.67 249 13.19 1.15 3.03 0.40

ESB Financial Corporation ESBF Ellwood City, PA 2,007 0.48 3.16 2.78 75.12 7.21 27.99 55.98 1.09 8.97 0.67 168 11.27 1.21 1.77 0.20

United Financial Bancorp, Inc. UBNK West Springfield, MA 1,607 0.63 9.77 2.23 64.08 13.65 12.57 93.48 0.63 1.63 0.22 56 14.84 0.98 5.12 0.76

Westfield Financial, Inc. WFD Westfield, MA 1,263 1.14 15.40 3.50 40.33 18.19 13.40 75.58 0.88 5.11 0.96 100 47.00 1.24 2.13 1.00

ESSA Bancorp, Inc. ESSA Stroudsburg, PA 1,097 0.79 8.34 3.01 73.75 14.59 13.09 117.07 1.35 1.50 0.86 67 11.60 1.13 4.48 0.52

Hingham Institution for Savings HIFS Hingham, MA 1,086 0.90 9.81 3.57 57.21 7.40 15.91 110.93 1.42 47.99 4.56 241 12.78 1.12 3.76 0.48

Beacon Federal Bancorp, Inc. BFED East Syracuse, NY 1,071 0.40 2.75 3.65 72.99 10.62 13.94 113.26 1.63 41.71 4.97 263 6.94 0.99 3.46 0.24

New Hampshire Thrift Bancshares, Inc. NHTB Newport, NH 1,041 0.46 4.25 3.71 70.61 5.85 17.61 91.10 1.86 34.85 2.30 55 19.40 0.75 1.03 0.20

Harleysville Savings Financial Corp HARL Harleysville, PA 836 0.69 4.84 3.46 71.63 6.83 16.39 99.50 0.96 18.25 1.48 252 15.93 1.15 2.26 0.36

TF Financial Corporation THRD Newtown, PA 695 0.47 2.62 2.69 74.47 10.56 17.76 93.41 1.30 4.74 0.55 195 7.07 0.27 3.39 0.24

Average: 0.71 6.87 3.18 63.71 10.66 16.33 95.02 1.31 14.55 1.46 0.98 3.01 0.41

Median: 0.66 5.92 3.30 67.34 10.01 15.79 94.56 1.32 5.78 0.77 1.08 3.21 0.35

Note: Data through YTD 9/30/11, unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets Pricing data as of 11/2/11. DNBK has been removed due to merger with PBCT. Data at bank level where information was unavailable at parent level (1) Peer group companies selected by independent appraisal firm during second step conversion (2) Data as of YTD 6/30/11

Recently Converted Second Step Conversions

• Second step conversions since January 1, 2010 with gross proceeds greater than $20mm

General Information Offering Information and Pro Forma Data Price Change Since IPO (%) At Ann.

Gross Tg. Eq. / Price / Last NPAs /

Proceeds Point in Assets Tg. Bk. Charit. 1 Day 1 Month 3 Month Close Assets

Company Name Ticker ST IPO Date ($000) Range (%) (%) Fndn? (%) (%) (%) (%) (%)

Second Step Conversions

1	Naugatuck Valley Financial Corporation NVSL CT 6/30/11 33,384 Mid-Max 13.4 70.1 NO (1.3) 1.9 (1.8) (6.9) 2.18
2	Rockville Financial, Inc. RCKB CT 3/4/11 171,099 Supermax 17.8 92.2 YES 6.0 5.0 (5.6) (0.2) 1.07
3	Alliance Bancorp, Inc. of Pennsylvania ALLB PA 1/18/11 32,585 Mid-Max 17.0 66.8 NO 10.0 11.9 10.8 2.7 3.19
4	SI Financial Group, Inc. SIFI CT 1/13/11 52,356 Min-Mid 13.0 69.9 YES 15.9 17.5 25.0 11.1 0.97
5	Capitol Federal Financial, Inc. CFFN KS 12/22/10 1,181,500 Minimum 21.0 83.9 YES 16.5 16.0 14.0 9.9 0.71
6	Heritage Financial Group, Inc. HBOS GA 11/30/10 65,918 Min-Mid 16.3 74.3 NO 2.5 25.0 31.2 5.5 2.35
7	Kaiser Federal Financial Group, Inc. KFFG CA 11/19/10 63,750 Minimum 15.7 66.3 NO (0.1) (0.4) 37.2 21.3 3.54
8	Colonial Financial Services, Inc. COBK NJ 7/13/10 22,950 Minimum 11.0 64.7 NO 0.5 (2.6) (2.8) 22.5 1.77

9 Oneida Financial Corp. ONFC NY 7/7/10 31,500 Midpoint 9.3 97.8 NO (6.3) (1.3) (6.8) 12.5 0.41

10 ViewPoint Financial Group, Inc. VPFG TX 7/7/10 198,573 Min-Mid 14.6 93.9 NO (5.0) (3.0) (7.0) 28.9 0.61

11 Fox Chase Bancorp, Inc. FXCB PA 6/29/10 87,125 Minimum 16.0 72.6 NO (4.1) (1.8) (4.0) 26.3 2.84

12 Oritani Financial Corp. ORIT NJ 6/24/10 413,632 Mid—Max 25.8 90.6 NO 3.1 (0.9) (2.5) 29.8 2.62

13 Eagle Bancorp Montana, Inc. EBMT MT 4/5/10 24,643 Mid—Max 15.7 81.1 NO 5.5 4.0 (2.8) (0.2) 0.46

Average: 15.9 78.8 3.3 5.5 6.5 12.6 1.75

Median: 15.7 74.3 2.5 1.9 -2.5 11.1 1.77

Note: Charter Financial Corp. (MHC) not included in above analysis due to unique structure as an incremental MHC offering Source: SNL Financial, pricing as of 11/2/11

Recently Converted Second Step Conversions (cont.)

General Information: Profitability: Balance Sheet: Asset Quality: Pricing Info: Dividends:

Total Adj 11/2/2011 Price / Current

Oper. Oper. Eff. TCE / Capital Loans / LLR / Texas NPAs / Market Stock Tang. Div. Annual

Assets ROA ROE NIM Ratio TA Ratio Deposits Loans Ratio Assets Cap Price Book Yield Div.

Institution Ticker Headquarters ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) ($) (X) (%) ($)

Rockville Financial, Inc. RCKB Vernon Rockville, CT 1,750 0.23 1.39 3.29 87.10 19.11 25.80 112.76 1.06 3.98 0.81 295 9.98 0.88 2.61 0.26

Peer Group:

Capitol Federal Financial, Inc. CFFN Topeka, KS 9,451 0.41 2.20 1.84 47.65 20.52 37.64 114.91 0.30 1.80 0.37 1,841 10.99 0.95 2.73 0.30

Northwest Bancshares, Inc. NWBI Warren, PA 7,989 0.81 5.25 3.67 58.93 12.70 22.31 94.93 1.33 0.00 0.00 1,193 12.23 1.20 3.60 0.44

ViewPoint Financial Group, Inc. VPFG Plano, TX 3,235 0.77 5.40 2.84 69.52 12.55 16.98 89.57 0.89 4.46 0.58 442 12.89 1.09 1.55 0.20

Oritani Financial Corp. ORIT Township of Wash., NJ 2,622 1.14 4.93 3.42 35.77 20.09 23.65 127.00 1.56 4.33 0.92 614 12.98 1.17 3.85 0.50

Fox Chase Bancorp, Inc. FXCB Hatboro, PA 1,031 0.46 2.41 2.98 63.42 19.14 24.28 99.13 1.90 9.78 1.99 174 12.63 0.88 0.63 0.08

Heritage Financial Group, Inc. HBOS Albany, GA 1,103 0.35 2.70 3.35 88.58 10.81 21.40 62.93 1.22 1.50 1.92 92 10.55 0.78 1.14 0.12

SI Financial Group, Inc. SIFI Willimantic, CT 945 0.23 1.70 2.97 88.95 13.38 22.62 89.66 0.84 6.39 0.89 94 8.89 0.75 1.35 0.12

Kaiser Federal Financial Group, Inc. KFFG Covina, CA 915 0.93 5.19 3.47 60.99 17.04 21.87 111.78 1.49 13.32 2.42 117 12.13 0.75 1.98 0.24

Oneida Financial Corp. ONFC Oneida, NY 678 0.81 6.15 3.42 79.39 9.43 15.32 52.28 1.07 8.16 0.78 61 9.00 0.99 5.33 0.48

Colonial Financial Services, Inc. (1) COBK Vineland, NJ 601 0.47 3.96 3.01 70.49 11.95 18.93 60.68 1.31 13.49 1.70 51 12.25 0.71 0.00 0.00

Naugatuck Valley Financial Corporation NVSL Naugatuck, CT 580 0.38 3.26 3.51 71.31 14.16 16.48 120.28 1.79 19.20 3.01 52 7.45 0.63 1.61 0.12

Alliance Bancorp, Inc. of Pennsylvania ALLB Broomall, PA 460 0.15 0.86 3.35 71.08 18.25 22.24 78.61 1.42 19.36 3.05 56 10.27 0.67 1.95 0.20

Eagle Bancorp Montana, Inc. EBMT Helena, MT 336 0.51 3.23 3.66 74.32 15.90 19.70 89.39 0.81 0.00 0.00 39 9.98 0.73 2.86 0.29

Average: 0.57 3.63 3.19 67.72 15.07 21.80 91.63 1.23 7.83 1.36 0.87 2.20 0.24

Median: 0.47 3.26 3.35 70.49 14.16 21.87 89.66 1.31 6.39 0.92 0.78 1.95 0.20

Note: Data through YTD 9/30/11, unless otherwise noted and has been annualized where applicable. NPAs and Loan 90 Days Past Due are adjusted for covered assets CFFN & NWBI have also been included due to their large 2nd step offerings relative to peers Pricing data as of 11/2/11. Data at bank level where information was unavailable at parent level (1) Data as of YTD 6/30/11